Exhibit 10.30

AGREEMENT

AMENDMENT AGREEMENT ENTERED INTO BY AND BETWEEN BBVA BANCOMER SERVICIOS, S.A. AS TRUSTEE OF “SUBMETRÓPOLI DE TIJUANA” TRUST, REPRESENTED HEREIN BY MESSRS. MARTÍN AGUSTÍN OCAMPO GÓMEZ Y FERNANDO SILVESTRE LLAMAS FIERRO (HEREINAFTER REFERRED TO AS “LESSOR”), AND DJ ORTHOPEDICS DE MÉXICO, S.A. DE C.V., REPRESENTED HEREIN BY MR. JUAN JOSÉ LÓPEZ BOJORQUEZ HEREINAFTER REFERRED TO AS “LESSEE”), PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

R E C I T A L S:

1. The parties through their representatives, state:

1.1. That on December 10, 2003, they entered into a Lease Agreement over an industrial facility and accessory improvements that were constructed by LESSOR over Fractions 2-TX, 2-TY and 2-TZ (currently known as Fraction 2-TZ-1) that resulted from the subdivision of Lot 2-T3 of “Colonia El Florido” of the city of Tijuana, Baja California, which have as address the one located at Bulevar Insurgentes 20230, Fideicomiso El Florido, Delegacion La Presa, Tijuana, Baja California, Mexico.

1.2. That on June 16th, 2004, and on October 29, 2004, they entered into certain Amendment Agreements to the Lease Agreement referred under the preceding recital.

1.3. That on January 24, 2005, they entered into another Lease Agreement over certain industrial facility and accessory improvements that were constructed by LESSOR with an approximate construction area of 27,733.47

CONVENIO

CONVENIO MODIFICATORIO QUE CELEBRAN BBVA BANCOMER SERVICIOS, S.A. EN SU CARÁCTER DE FIDUCIARIO DEL FIDEICOMISO “SUBMETRÓPOLI DE TIJUANA” REPRESENTADO EN ESTE ACTO POR LOS SRES. MARTÍN AGUSTÍN OCAMPO GÓMEZ Y FERNANDO SILVESTRE LLAMAS FIERRO (A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ EL “ARRENDADOR”) Y DJ ORTHOPEDICS DE MÉXICO, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL SR. JUAN JOSÉ LÓPEZ BOJORQUEZ (A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ EL “ARRENDATARIO”) DE CONFORMIDAD CON LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

D E C L A R A C I O N E S:

1. Las partes por conducto de sus representantes, declaran:

1.1. Que el dia 10 de diciembre del 2003, ellas celebraron un Contrato de Arrendamiento con respecto a la Nave Industrial y mejoras que fueron construidas por el ARRENDADOR sobre las Fracciones 2-TX, 2-TY y 2-TZ (actualmente conocidas como Fracción 2-TZ-1) resultantes de la subdivisión de lote 2-T3 de la “Colonia El Florido” de la ciudad de Tijuana, Baja California, México, que tienen como domicilio el ubicado en Bulevar Insurgentes 20230, Fideicomiso El Florido, Delegación La Presa, Tijuana, Baja California, México.

1.2. Que los días 16 de junio del 2004 y 29 de octubre del 2004, celebraron ciertos Convenios Modificatorios al Contrato de Arrendamiento referido en la declaración anterior.

1.3. Que el día 24 de enero del año 2005, celebraron un diverso Contrato de Arrendamiento con respecto a cierta nave industrial y mejoras que fueron construidas por el ARRENDADOR con un área de construcción de aproximadamente 27,733.47 pies square feet.

1.4. That on April 4th 2006, they entered into another Lease Agreement over certain industrial facility and accessory improvements to be constructed by LESSOR with an approximate construction area of 58,400.00 square feet.

1.5. That pursuant to the terms and conditions herein set forth, they wish to execute this amendment agreement with respect to the above referred Leases, in order to standardize the amount of the rent per square foot of constructed area and also standardize the term of effectiveness of each of the Leases.

Having stated the foregoing, the parties hereto agree to the following:

C L A U S E S:

FIRST. AMENDMENT AGREEMENT.

1.1. Subject to the terms and conditions herein set forth, LESSOR and LESSEE covenant and agree to execute this Amendment Agreement to the Lease Agreements referred to in recitals 1.1, 1.3 and 1.4 (hereinafter referred to as the “LEASE AGREEMENTS”) through which it is agreed, among others, the following:

1.1.1. The amount of the monthly rent established under Clause Seventh of each of the LEASE AGREEMENTS shall be modified to the amount of $0.42 Dollars (Forty Two cents of a Dollar currency of the United States of America) per square foot of constructed area;

1.1.2. It is agreed by the parties that the monthly rent will be increased every twelve month period, on cumulative basis, at a rate of 3% (three percent) per twelve month period;

cuadrados.

1.4. Que el día 4 de Abril del año 2006, celebraron otro Contrato de Arrendamiento con respecto a cierta nave industrial y mejoras que serán construidas por el ARRENDADOR con un área de construcción de aproximadamente 58,400.00 pies cuadrados.

1.5. Que de conformidad con los términos y condiciones que aquí se establecen, desean celebrar el presente convenio modificatorio con respecto a los Contratos de Arrendamiento antes relacionados, a efecto de uniformar el monto de la renta por pie cuadrado de superticie construida asi como el término de vigencia de los mismos.

Habiendo declarado lo anterior, las partes convienen en las siguientes:

C L Á U S U L A S:

PRIMERA. CONVENIO MODIFICATORIO.

1.1. Sujeto a los términos y condiciones aqui establecidos, el ARRENDADOR y el ARRENDATARIO convienen y acuerdan el celebrar el presente Convenio Modificatorio a los Contratos de Arrendamiento relacionados en las declaraciones 1.1, 1.3 y 1.4 anteriores (En lo sucesivo referidos como ‘LOS CONTRATOS DE ARRENDAMIENTO”) mediante el cual se , conviene entre otras cosas, lo siguiente:

1.1.1. Las partes acuerdan que el monto de la renta mensual establecida bajo la Cláusula Séptima de cada uno de LOS CONTRATOS DE ARRENDAMIENTO se modifica a $0.42 Dólares (Cuarenta y Dos centavos de Dólar Moneda del Curso Legal de los Estados Unidos de América) por pie cuadrado de superficie construida;

1.1.2. Las partes convienen en que la renta mensual se incrementará cada periodo de doce meses en forma acumulativa a razón de 3% (tres por ciento) por cada periodo de doce meses;

1.1.3. The parties agree that the term of effectiveness of the LEASE AGREEMENTS be renewed to a term of 10 (ten) years as of the “Rent Commencement Date”, as such term is defined under Clause Sixth of the Lease Agreement referred to in recital 1.4 above.

1.2. The parties hereby agree that the effectiveness of this amendment agreement and the stipulations modified herein shall commence to take effects on the “Rent Commencement Date”, as such term is defined under Clause Sixth of the Lease Agreement referred to in recital 1.4 above, as from which date it shall be effective.

1.3. The parties agree that this amendment agreement shall modify only the stipulations of the LEASE AGREEMENTS hereby indicated; maintaining unchanged all remaining provisions of the LEASE AGREEMENTS.

SECOND. NOTICES.

Whenever it shall be necessary or desirable for either of the parties to serve any notice of demand upon the other party, such notice or demand shall be served personally, or by registered or certified mail, return receipt requested, sent to the addressees set forth hereunder, until otherwise directed in writing by the party which wishes to change its address.

LESSOR: Paseo de los Héroes #9188, Piso 5, Edificio Rodeo, Zona Río, Tijuana, Baja California, Mexico,

LESSEE: Bulevar Insurgentes 20230, Fideicomiso El Florido, Delegación La Presa, Tijuana, Baja California, Mexico.

1.1.3. Las partes acuerdan que se renueve el término de vigencia de LOS CONTRATOS DE ARRENDAMIENTO a un plazo de 10 (diez) años contados a partir de la “Fecha de Inicio de Renta”, según dicho término se define bajo la Cláusula Sexta de el Contrato de Arrendamiento relacionado en la declaración 1.4 anterior.

1.2. Las partes acuerdan que la vigencia del presente convenio modificatorio y los acuerdos que aqui se contienen comenzara a surtir sus efectos en la “Fecha de Inicio de Renta”, según dicho término se define bajo la Cláusula Séptima el Contrato de Arrendamiento relacionado en la declaración 1.4 anterior, a partir de la cual estará vigente.

1.3. Las partes acuerdan que solo las estipulaciones contenidas en el presente convenio y en los términos que aqui se establecen se entenderán por modificados, quedando transcritos y sin cambio todos y cada una de aquellas disposiciones restantes de LOS CONTRATOS DE ARRENDAMIENTO.

SEGUNDA. AVISOS.

En caso de ser necesario o deseable para cualquiera de las partes hacer cualquier notificación o demanda a la otra parte, tal notificación o demanda deberá hacerse personalmente o a través de correo certificado o registrado con acuse de recibo, dirigido al domicilio que aparece a continuación hasta en tanto el mismo no sea modificado mediante aviso por escrito a la otra parte:

ARRENDADOR: Paseo de los Héroes #9188, Piso 5, Edificio Rodeo, Zona Río, Tijuana, Baja California, México,

ARRENDATARIO: Bulevar Insurgentes 20230, Fideicomiso El Florido, Delegación La Presa, Tijuana, Baja California, México.

THIRD. LANGUAGE.

This agreement is executed and delivered into in English and Spanish versions. In case of litigation, interpretation or any difference between the two texts, the Spanish version shall prevail.

FOURTH. GOVERNING LAW AND JURISDICTION.

In the event of any controversy derived from this Agreement, the parties expressly submit themselves to the applicable laws in the State of Baja California, United Mexican States. Likewise, they submit themselves to the jurisdiction of the competent courts of the City of Tijuana, Baja California, Mexico, expressly waiving any other forum they might otherwise have by reason of their present or future domiciles or any other reason whatsoever.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on April 4th 2006, before the witnesses who also sign the same.

TERCERA. IDIOMA.

Este convenio se celebra en el idioma inglés y español. En caso de litigio, interpretación o de divergencia entre los dos textos, la versión en español prevalecerá

CUARTA. LEY APLICABLE Y JURISDICCIÓN.

En caso de controversia derivada de este contrato, las partes expresamente se someten a las leyes aplicables del Estado de Baja California, Estados Unidos Mexicanos. Asimismo, se someten a la jurisdicción de los tribunales competentes de la Ciudad de Tijuana, Baja California, México, renunciando en forma expresa a cualquier fuero que pudiera corresponderies en razón a sus domicilios presentes o futuros, o por cualquier otra razón.

EN TESTIMONIO DE LO CUAL, las partes del represente celebran y firman este convenio el día 4 de Abril del año 2006, ante los testigos que también proceden a firmario.

“ARRENDADOR” / “LESSOR”

BBVA BANCOMER SERVICIOS, S.A.

FIDUCIARIO DEL FIDECOMISO “SUBMETRÓPOLI DE TIJUANA”

/s/ Martín Agustín Ocampo Gómez	/s/ Fernando Silvestre Llamas Fierro
MARTÍN AGUSTÍN OCAMPO GÓMEZ	FERNANDO SILVESTRE LLAMAS FIERRO

“ARRENDATARIO” / “LESSEE”

DJ ORTHOPEDICS DE MÉXICO, S.A. DE C.V.

/s/ Juan José Lopez Bojorquez
JUAN JOSÉ LOPEZ BOJORQUEZ

TESTIGOS / WITNESSES

Nombre/Name:	Nombre/Name: